PORTFOLIO OF INVESTMENTS – as of September 30, 2019 (Unaudited)

Mirova Global Green Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 89.4% of Net Assets
	Australia – 0.9%
300,000	Westpac Banking Corp., EMTN, 0.625%, 11/22/2024, (EUR)(a)	$336,959

	Austria – 0.7%
200,000	Verbund AG, 1.500%, 11/20/2024, (EUR)(a)	235,185

	Belgium – 2.0%
400,000	KBC Group NV, EMTN, 0.875%, 6/27/2023, (EUR)(a)	449,213
200,000	Kingdom of Belgium, Series 86, 1.250%, 4/22/2033, (EUR)(a)	257,186

		706,399

	Brazil – 2.1%
300,000	Banco Nacional de Desenvolvimento Economico e Social, 4.750%, 5/09/2024(a)	317,628
400,000	Fibria Overseas Finance Ltd., 5.500%, 1/17/2027(a)	429,700

		747,328

	Canada – 2.2%
1,000,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)(a)	759,037
50,000	Province of Quebec Canada, 2.600%, 7/06/2025, (CAD)(a)	39,275

		798,312

	Denmark – 2.0%
600,000	Orsted AS, 1.500%, 11/26/2029, (EUR)(a)	730,358

	Finland – 1.7%
600,000	Municipality Finance PLC, 1.375%, 9/21/2021(a)	595,136

	France – 15.8%
400,000	Covivio, 1.875%, 5/20/2026, (EUR)	477,468
800,000	Electricite de France S.A., 3.625%, 10/13/2025(a)	845,914
200,000	Electricite de France S.A., EMTN, 1.000%, 10/13/2026, (EUR)(a)	228,595
2,050,000	France Government Bond OAT, 1.750%, 6/25/2039, 144A, (EUR)(a)	2,896,169
300,000	ICADE, 1.500%, 9/13/2027, (EUR)(a)	353,556
200,000	SNCF Reseau, EMTN, 1.000%, 11/09/2031, (EUR)(a)	239,817
400,000	SNCF Reseau, EMTN, 1.875%, 3/30/2034, (EUR)(a)	532,288

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	France – continued
100,000	Societe du Grand Paris EPIC, EMTN, 1.700%, 5/25/2050, (EUR)	$136,657

		5,710,464

	Germany – 2.2%
500,000	Berlin Hyp AG, EMTN, 0.500%, 9/26/2023, (EUR)(a)	554,152
370,000	Kreditanstalt fuer Wiederaufbau, MTN, 2.400%, 7/02/2020, (AUD)(a)	252,232

		806,384

	India – 1.7%
600,000	Indian Railway Finance Corp. Ltd., 3.835%, 12/13/2027(a)	630,916

	Indonesia – 1.4%
500,000	Republic of Indonesia, 3.750%, 3/01/2023(a)	517,755

	Italy – 4.9%
400,000	A2A SpA, EMTN, 1.000%, 7/16/2029, (EUR)	445,097
300,000	Ferrovie dello Stato Italiane SpA., EMTN, 0.875%, 12/07/2023, (EUR)(a)	332,844
300,000	Intesa Sanpaolo SpA, EMTN, 0.875%, 6/27/2022, (EUR)(a)	333,888
600,000	Unione di Banche Italiane SpA, EMTN, 1.500%, 4/10/2024, (EUR)	673,796

		1,785,625

	Japan – 3.4%
700,000	Mizuho Financial Group, Inc., EMTN, 0.956%, 10/16/2024, (EUR)(a)	789,809
400,000	Sumitomo Mitsui Financial Group, Inc., EMTN, 0.934%, 10/11/2024, (EUR)(a)	452,387

		1,242,196

	Korea – 1.7%
400,000	Hyundai Capital Services, Inc., EMTN, 2.875%, 3/16/2021(a)	401,452
200,000	Korea Water Resources Corp., EMTN, 3.875%, 5/15/2023(a)	210,803

		612,255

	Lithuania – 2.9%
500,000	Lietuvos Energija UAB, EMTN, 1.875%, 7/10/2028, (EUR)(a)	581,379
400,000	Lietuvos Energija UAB, EMTN, 2.000%, 7/14/2027, (EUR)(a)	470,423

		1,051,802

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Mexico – 0.6%
$200,000	Nacional Financiera SNC, 3.375%, 11/05/2020(a)	$201,252

	Netherlands – 10.8%
300,000	EDP Finance BV, EMTN, 1.875%, 10/13/2025, (EUR)(a)	357,267
500,000	Iberdrola International BV, (fixed rate to 5/22/2023, variable rate thereafter), 1.875%, (EUR)(a)(b)	558,702
500,000	Iberdrola International BV, EMTN, 1.125%, 4/21/2026, (EUR)(a)	580,990
200,000	Nederlandse Waterschapsbank NV, EMTN, 2.375%, 3/24/2026(a)	207,296
500,000	Royal Schiphol Group NV, EMTN, 1.500%, 11/05/2030, (EUR)(a)	610,021
300,000	TenneT Holding BV, (fixed rate to 6/01/2024, variable rate thereafter), 2.995%, (EUR)(a)(b)	349,057
300,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)(a)	355,163
300,000	TenneT Holding BV, EMTN, 1.375%, 6/26/2029, (EUR)(a)	359,919
200,000	TenneT Holding BV, EMTN, 1.750%, 6/04/2027, (EUR)(a)	243,728
200,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)(a)	259,269

		3,881,412

	Norway – 1.4%
500,000	Kommunalbanken AS, EMTN, 1.375%, 10/26/2020(a)	497,051

	Portugal – 1.7%
500,000	EDP – Energias de Portugal S.A., (fixed rate to 4/30/2024, variable rate thereafter), 4.496%, 4/30/2079, (EUR)(a)	603,560

	Snat – 6.0%
100,000	Asian Development Bank, GMTN, 2.375%, 8/10/2027(a)	104,591
600,000	European Investment Bank, 2.375%, 5/24/2027(a)	628,776
700,000	European Investment Bank, 2.500%, 10/15/2024(a)	729,052
200,000	International Bank for Reconstruction & Development, Series GDIF, 2.125%, 3/03/2025(a)	204,924
500,000	International Finance Corp., GMTN, 2.125%, 4/07/2026(a)	514,309

		2,181,652

	Spain – 2.2%
300,000	ACS Servicios Comunicaciones y Energia, S.L., 1.875%, 4/20/2026, (EUR)(a)	348,340
400,000	Banco Bilbao Vizcaya Argentaria S.A., 1.000%, 6/21/2026, (EUR)(a)	451,843

		800,183

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Sweden – 1.7%
$600,000	Svensk Exportkredit AB, GMTN, 1.875%, 6/23/2020(a)	$599,610

	United Kingdom – 5.6%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)(a)	625,265
200,000	SSE PLC, EMTN, 0.875%, 9/06/2025, (EUR)(a)	222,972
200,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)(a)	229,895
600,000	Standard Chartered PLC, (fixed rate to 7/02/2026, variable rate thereafter), EMTN, 0.900%, 7/02/2027, (EUR)	668,520
200,000	Transport for London, EMTN, 2.125%, 4/24/2025, (GBP)(a)	261,337

		2,007,989

	United States – 13.8%
300,000	Apple, Inc., 2.850%, 2/23/2023(a)	308,834
900,000	Apple, Inc., 3.000%, 6/20/2027(a)	946,338
600,000	Bank of America Corp., (fixed rate to 5/17/2021, variable rate thereafter), MTN, 3.499%, 5/17/2022(a)	611,903
200,000	Citigroup, Inc., EMTN, 0.500%, 1/29/2022, (EUR)(a)	220,798
400,000	Digital Euro Finco LLC, 2.500%, 1/16/2026, (EUR)(a)	480,848
600,000	Digital Realty Trust LP, 3.950%, 7/01/2022(a)	626,378
600,000	DTE Electric Co., Series A, 4.050%, 5/15/2048(a)	695,750
100,000	Southern Power Co., 1.850%, 6/20/2026, (EUR)(a)	119,786
400,000	Southern Power Co., 4.150%, 12/01/2025(a)	433,325
500,000	Verizon Communications, Inc., 3.875%, 2/08/2029(a)	548,682

		4,992,642

	Total Bonds and Notes (Identified Cost $31,148,273)	32,272,425

Short-Term Investments – 13.5%
4,852,596	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $4,852,745 on 10/01/2019 collateralized by $4,640,000 U.S. Treasury Note, 2.625% due 12/31/2025 valued at $4,950,838 including accrued interest(c) (Identified Cost $4,852,596)	4,852,596

	Total Investments – 102.9% (Identified Cost $36,000,869)	37,125,021
	Other assets less liabilities – (2.9)%	(1,041,658)

	Net Assets – 100.0%	$36,083,363

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Perpetual bond with no specified maturity date.
(c)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2019, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $2,896,169 or 8.0% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At September 30, 2019, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/19/2019	3	$498,307	$486,937	$(11,370)
Euro-Buxl® 30 Year Bond	12/06/2019	3	725,515	711,192	(14,323)
German Euro Bund	12/06/2019	21	4,028,461	3,988,400	(40,061)
Ultra Long U.S. Treasury Bond	12/19/2019	2	397,330	383,813	(13,517)

Total					$(79,271)

At September 30, 2019, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/19/2019	7	$912,078	$912,187	$(109)
Australian Dollar	12/16/2019	5	337,792	338,400	(608)
British Pound	12/16/2019	12	918,543	924,900	(6,357)
Canadian Dollar	12/17/2019	11	828,392	831,930	(3,538)
Euro	12/16/2019	139	19,349,619	19,047,344	302,275
UK Long Gilt	12/27/2019	1	165,559	165,055	504

Total					$292,167

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$32,272,425	$—	$32,272,425
Short-Term Investments	—	4,852,596	—	4,852,596
Futures Contracts (unrealized appreciation)	302,779	—	—	302,779

Total	$302,779	$37,125,021	$—	$37,427,800

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(89,883)	$—	$—	$(89,883)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended September 30, 2019, there were no transfers among Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include futures contracts.

The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in various types of futures contracts for hedging, investment purposes and to manage duration. During the period ended September 30, 2019, the Fund used U.S. and foreign Treasury bond futures to gain yield curve exposure.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subjected to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in the interest rates and to manage duration without having to buy or sell portfolio securities. During the period ended September 30, 2019, the Fund used U.S. and foreign Treasury bond futures to manage duration.

The Fund is also subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the period ended September 30, 2019, the Fund used currency futures for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of September 30, 2019:

Unrealized appreciation on futures contracts
Assets
Exchange-traded asset derivatives
Interest rate contracts	$504
Foreign exchange contracts	302,275

Total exchange-traded asset derivatives	$302,779

Unrealized depreciation on futures contracts
Liabilities
Exchange-traded liability derivatives
Interest rate contracts	$(79,380)
Foreign exchange contracts	(10,503)

Total exchange-traded liability derivatives	$(89,883)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of September 30, 2019:

Maximum Amount of Loss – Gross	Maximum Amount of Loss – Net
$799,392	$799,392

Industry Summary at September 30, 2019 (Unaudited)

Utility – Electric	18.2%
Bank	16.0
Industrial	10.6
Government National	10.1
Financial	9.2
Supra-National	6.0
Government Agency	5.7
Government Regional	4.3
Special Purpose	4.2
Gas Transmission	2.0
Transportation- Rail	1.6
Telephone	1.5
Short-Term Investments	13.5

Total Investments	102.9
Other assets less liabilities (including futures contracts)	(2.9)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2019 (Unaudited)

Euro	51.3%
United States Dollar	46.3
British Pound	2.4
Canadian Dollar	2.2
Australian Dollar	0.7

Total Investments	102.9
Other assets less liabilities (including futures contracts)	(2.9)

Net Assets	100.0%